UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 28, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2007, Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado Realty Trust (“Vornado”) conducts its business, entered into a new $1.5 billion unsecured revolving credit facility (the “Revolving Credit Agreement”), which can be increased during the initial term to $2.0 billion. The new facility has a three-year term with two one-year extension options and bears interest at LIBOR plus 55 basis points, based on the Company’s current credit ratings. The Company’s existing $1.0 billion credit facility will remain, increasing the total unsecured revolving commitments to the Company to $2.5 billion. Vornado is the guarantor of the Company’s obligations under the Revolving Credit Agreement.

The co-lead arrangers and joint book-runners for the new facility are JP Morgan Securities Inc. and Bank of America Securities, L.L.C. JPMorgan Chase Bank N.A. serves as Administrative Agent. Bank of America, N.A. serves as Syndication Agent. Citicorp North America, Inc., Deutsche Bank Trust Company Americas and UBS Loan Finance LLC serve as Documentation Agents.

The existing $1.0 billion credit facility’s financial covenants have been modified to conform to the new Revolving Credit Agreement financial covenants. Under the terms of the new Revolving Credit Agreement, “Equity Value” may not be less than Three Billion Dollars ($3,000,000,000); “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value,” which is based on a 6.5% capitalization rate; the ratio of “Combined EBITDA” to “Fixed Charges,” each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” to “Unsecured Interest Expense,” each measured as of the most recently ended calendar quarter, may not be less than 1.50 to 1.00; at any time, “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets;” and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%). The Revolving Credit Agreement also contains standard representations and warranties and other covenants. The terms in quotations in this paragraph are all defined in the Revolving Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the copy of the Revolving Credit Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Certain statements contained in or made during the presentation may constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The companies’ future results, financial condition and business may differ materially from those expressed in these forward-looking statements.  You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “would,” “may” or similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties.  Many of the factors that will determine these items are beyond our ability to control or predict.  Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those set forth in the Company’s and Vornado’s Annual Report on Form 10-K for the year ended December 31, 2006 under “Forward Looking Statements” and “Item 1A. Risk Factors.” For these statements, the Company and Vornado claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company and Vornado expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors should use caution in relying on forward-looking statements, which are based on results and trends at the time they are made, to anticipate future results or trends.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

10.1 Revolving Credit Agreement, dated as of September 28, 2007, among Vornado Realty L.P. as borrower, Vornado Realty Trust as General Partner, the Banks signatory thereto, each as a Bank, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, Citicorp North America, Inc., Deutsche Bank Trust Company Americas, and UBS Loan Finance LLC as Documentation Agents, and J.P. Morgan Securities Inc. and Bank of America Securities LLC as Lead Arrangers and Bookrunners.

10.2 Second Amendment to Revolving Credit Agreement, dated as of September 28, 2007, by and among Vornado Realty L.P. as borrower, Vornado Realty Trust as General Partner, the Banks listed on the signature pages thereof, and J.P. Morgan Chase Bank N.A., as Administrative Agent for the Banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: October 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)

By:	VORNADO REALTY TRUST
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: October 4, 2007